                               AMENDMENT NO. 1 TO


                            ASSET PURCHASE AGREEMENT


         This Amendment is an amendment to the Asset Purchase Agreement dated July 23, 1997 (the "Agreement") by and among, by and among PIERCE MANAGEMENT GROUP FIRST PARTNERSHIP, PIERCE MANAGEMENT GROUP THIRD PARTNERSHIP, PIERCE MANAGEMENT GROUP FOURTH PARTNERSHIP, PIERCE, PIERCE & HALL PARTNERSHIP, PIERCE MANAGEMENT GROUP FIFTH PARTNERSHIP, HEALTH CARE INVESTMENTS PARTNERSHIP, GUY PIERCE AND VANN PIERCE PARTNERSHIP, SENTRY SERVICES LLC, GVP SENTRY SERVICES LLC, SCP SENTRY SERVICES LLC, SGP SENTRY SERVICES LLC, SVP SENTRY SERVICES LLC, VCP SENTRY SERVICES LLC, SVCP SENTRY SERVICES LLC, SENTRY CARE OF NEWPORT, INC., TRI-CITY HAVEN, INC., GLEN HAVEN CENTER OF CARE, INC., KANNAPOLIS VILLAGE REST HOME, PIERCE HALL PARTNERSHIP, HEALTH CARE INVESTMENTS, INC., MIDSTATE PROPERTIES, INC., COMMERCIAL INSPECTION AND MAINTENANCE, TARHEEL INSTITUTIONAL BROKERAGE, (collectively "Sellers") and A. STEVE PIERCE, MARY LOU PIERCE, GUY S. PIERCE, JODI PIERCE, C. VANN PIERCE, JACQUELINE W. PIERCE, CANDACE PIERCE HAMMONDS, WILLIAM R. HAMMONDS,(collectively "Owners"), and ADVOCAT INC., a Delaware corporation ("Buyer").

      WHEREAS, Section 15.2 of the Agreement provides that prior to Closing, Buyer may freely assign its rights or delegate its obligations under the Agreement to one or more entity which is directly or indirectly wholly owned by Buyer; and

      WHEREAS, Section 15.12 of the Agreement provides that it may be modified only by an agreement in writing signed by Sellers, Owners and Buyer; and

      WHEREAS, Closing has not yet occurred and Sellers, Owners and Buyer desire to amend the Agreement as provided herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the undersigned hereby agree as follows:

1. Buyer hereby assigns all of its rights and delegates all of its obligations as provided in Section 15.2 of the Agreement to Diversicare Assisted Living Services NC, LLC, a Tennessee limited liability company and all places in the Agreement and any documents executed in connection with the Closing which refer to Buyer or Advocat, Inc. shall be deemed to refer to Diversicare Assisted Living Services NC, LLC.

2. Section 3.1 of the Agreement is hereby deleted in its entirety and replace with the following:

                  3.1 Purchase Price. The purchase price payable by Buyer to Sellers and Owners for the Assets and in consideration for the agreements contained herein, including the agreements contained in
         Article XIV hereof, will be payable as provided in Section 7.1 hereof and shall be Thirty Two Million Four Hundred Eighty-nine Thousand and No/100 Dollars ($32,489,000.00), subject to adjustment pursuant to the terms of this Agreement (the "Purchase Price"), and shall be payable in the following manner:

                           (1) Thirty Two Million Two Hundred Twenty-Five Thousand and No/100 Dollars ($32,225,000.00), in cash in immediately available funds at Closing;

                           (2) Two Hundred Sixty Four Thousand and No/100 Dollars ($264,000.00) payable in thirty-six equal monthly installments of $ 7,333.33 each; and

                           (3)      Assumption of the Assumed Liabilities at
                  Closing.


3. Exhibit 1.4 Assumed Liabilities is hereby amended to add Severance Payment to Ben Phelps of $20,000.00.

4. Exhibit 1.2 Excluded Assets is hereby amended to delete the Managers Home, Clayton, NC 22169 Dairy Road, NC 27520, and said property is hereby included as a part of the Real Estate described in Section 1.1(1) to be purchased by the Buyer and shall be deemed to be a part of the Purchased Assets for all purposes under the Agreement.

5. Exhibit 1.3(1) is hereby deleted in its entirety and replaced with Revised Exhibit 1.3(1) attached hereto.

6. Current Exhibits 1.1(1) and 4.12(2) attached to the Agreement are hereby deleted and replaced in their entirety with Exhibits 1.1(1) and 4.12(2) in the form attached hereto.

7. The parties hereto agree that with respect to the improved real property located near the Heritage, Seven Lakes facility described on Exhibit ____ attached hereto, such improved real property is included as part of the Purchased Assets, however, the parties will complete the transfer of the improved real property within 90 days after closing upon the receipt of Title Evidence and Environmental Reports satisfactory to Buyer. At the time of the transfer of the improved real property, Sellers and Owners will convey fee simple title to the property to Buyer by a general warranty deed as provided in the Agreement with only such Permitted Exceptions as acceptable to Buyer and Buyer will payoff the outstanding balance currently owed to First Union National Bank of North Carolina on the property. The payoff amount for such loan on September 30, 1997 is $60,382.46 with interest accruing at $13.97 per day.

8. The parties hereto agree that with respect to Hazardous Substances, any post-closing environmental testing required by Buyer's lender or voluntarily undertaken by Buyer based upon the Environmental Reports obtained by Buyer with respect to any underground storage tanks now or heretofore located on the Real Estate or Leased Property, or any property adjacent thereto, will be at Buyer's cost and expense; provided however, that if the tank closure report for the Christian Care of Smithville property is not accepted by the State of North Carolina and any further testing is required by the State of North Carolina or any other applicable governmental agency having jurisdiction, then such testing shall be at the expense of Sellers and Owners. In the event any such testing reveals any Hazardous Substances on the Real Property or Leased Property which would constitute a breach of Sellers' or Owners' representations and warranties hereunder or as to which Sellers or Owners would otherwise be responsible at law, the Sellers and Owners shall be responsible for all remediation or cleanup and any penalties, fines, costs or expenses incurred in connection therewith in accordance with the provisions of Section 4.14 Environmental Matters and the indemnification provisions of Section 13.

9. Sellers and Owners agree that within 30 days of Closing, Sellers and Owners will deliver an easement, license or other agreement satisfactory to Buyer, in recordable form, providing that Sellers and Owners will continue to make available to Buyer the right to use the private water system from the well and pump station and sewage treatment facility owned by Sellers and Owners which currently serve the Creekside Manor facility and the office building in Kernersville, North Carolina which will be leased by Buyer after closing. Pursuant to the Lease Agreements for the Creekside Manor facility and the office building, Buyer will be responsible for the maintenance and repair of the well and pump station and sewage treatment facility during the term of such leases.

10. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile signature shall be deemed the same as an original signature.

11. Except as expressly amended hereby, the terms of the Agreement shall remain in full force and effect.




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

      IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the _____ day of September, 1997.

                                    "SELLERS"

                                    PIERCE MANAGEMENT GROUP FIRST
                                    PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------

                                    PIERCE MANAGEMENT GROUP THIRD
                                    PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    PIERCE MANAGEMENT GROUP FOURTH
                                    PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    PIERCE, PIERCE & HALL PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    PIERCE MANAGEMENT GROUP FIFTH
                                    PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    HEALTH CARE INVESTMENTS PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------



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                                    GUY PIERCE AND VANN PIERCE
                                    PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    GVP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SCP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SGP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SGP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SVP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------

                                    VCP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SVCP SENTRY SERVICES LLC


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    SENTRY CARE OF NEWPORT, INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    TRI-CITY HAVEN, INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    GLEN HAVEN CENTER OF CARE, INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    KANNAPOLIS VILLAGE REST HOME


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    PIERCE HALL PARTNERSHIP


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    HEALTH CARE INVESTMENTS, INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------

                                    MIDSTATE PROPERTIES, INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    TARHEEL INSTITUTIONAL BROKERAGE


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    COMMERCIAL INSPECTION AND
                                    MAINTENANCE


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    "OWNERS"


                                    -------------------------------
                                    A. STEVE PIERCE



                                    -------------------------------
                                    MARY LOU PIERCE



                                    -------------------------------
                                    GUY S. PIERCE



                                    -------------------------------
                                    JODI PIERCE



                                    -------------------------------
                                    C. VANN. PIERCE



                                    -------------------------------
                                    JACQUELINE W. PIERCE

                                    -------------------------------
                                    CANDACE PIERCE HAMMONDS



                                    -------------------------------
                                    WILLIAM R. HAMMONDS


                                    "BUYER"

                                    ADVOCAT INC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------


                                    DIVERSICARE ASSISTED
                                    LIVING SERVICES NC, LLC.


                                    By:
                                         --------------------------
                                    Its:
                                         --------------------------